Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Carbon 612 Corporation (the “Company”) on Form 10-K for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Ezra J. Green, the President & Chief Executive Officer of the Company and Arthur L. Goldberg, the Chief Financial Officer of the Company, each certifies that:

•

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2011

/s/ Ezra J. Green
Name:	Ezra J. Green
Title:	President & Chief Executive Officer (Principal Executive Officer)

/s/ Arthur L. Goldberg
Name:	Arthur L. Goldberg
Title:	Chief Financial Officer (Principal Financial Officer)

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